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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-195384) of Adamas Pharmaceuticals, Inc. of our report dated March 3, 2015 relating to the financial statements of Adamas Pharmaceuticals, Inc., which appears in this Form 10-K for the year ended December 31, 2014.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 3, 2015

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM